SCUDDER
NEW ASIA (logo)
FUND, INC.


Semiannual Report
June 30, 1998


A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

(logo)   Scudder New Asia Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets


(logo)   General Information
================================================================================

Executive offices

   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523

   State Street Bank and Trust Company
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   PricewaterhouseCoopers LLP


New York Stock Exchange Symbol -- SAF


(logo)   Contents
--------------------------------------------------------------------------------
In Brief ................................................. 3

Letter to Shareholders ................................... 3

Other Information ........................................ 6

Investment Summary ....................................... 7

Portfolio Summary  ....................................... 8

Investment Portfolio ..................................... 9

Financial Statements .................................... 15

Financial Highlights .................................... 18

Notes to Financial Statements............................ 19

Report of Independent Accountants........................ 24

Dividend Reinvestment and Cash
   Purchase Plan ........................................ 25

Directors and Officers .................................. 27



--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

(logo)   Scudder New Asia Fund, Inc.
In Brief
================================================================================
o Stock market rallies early in 1998 were followed by substantial market declines in most Asian nations as the harsh realities of economic and fiscal reform set in.

o The Fund's publicly traded shares ended the six-month period at $8 7/8, down from $9 11/16 on December 31, 1997 -- a decline of 8.39%. Net asset value declined 8.87%, outpacing the Fund's unmanaged composite benchmark return of negative 19.2%.

o During the period, management continued to emphasize careful stock selection, and focused on well-managed, highly competitive market leaders that offered relative predictability and value.

o The portfolio maintained lighter weightings in Japanese stocks relative to other Asian equities due to concerns about Japan's economic position.

(logo)   Letter to Shareholders
================================================================================

Dear Shareholders:

     For the six-month period ended June 30, 1998, Scudder New Asia Fund's closed end structure aided its ability to weather the volatility of the Asian markets. During this period, management focused on investment opportunities without concern for unexpected cash flows into or out of the Fund.

     The gyrations of the Asian stock markets during the first half of 1998 illustrated the volatility that has characterized the region in recent years. The first quarter saw a short-lived rebound as investors interpreted the International Monetary Fund bailouts as the "end of the crisis." Following the first quarter's euphoria, markets retreated sharply, as participants realized that the damage inflicted by the crisis would not be reversed quickly and that recovery would be difficult and risky.

     Overall, Pacific Basin equity markets, as measured by the Fund's unmanaged composite benchmark (75% MSCI All Country Asia Free index and 25% MSCI Japan index), fell 19.2% in U.S. dollars for the six-month period ended June 30, 1998. For the same period, Scudder New Asia Fund's publicly traded shares ended the period at $8 7/8, down from $9 11/16 on December 31, 1997. The Fund's net asset value declined 8.87%, from $11.28 to $10.28 over the same six months. The Fund's NYSE price was at a 13.7% discount from its net asset value.

Investment Environment

     The first six months of 1998 marked a volatile period for Asian currencies and markets. The calendar year began with a market rally, sparked by the announcement of International Monetary Fund-sanctioned reform packages. However, in the second calendar quarter, the harsh realities of policy backsliding, social instability, and economic hardship set in. High prices, food shortages, and rising unemployment began to take their toll throughout the region. Social instability, most notably in Indonesia, culminated with the Jakarta riots and the end of President Suharto's 30-year regime in May. By early April, stock markets fell back sharply. As a result, first quarter gains were sacrificed. The markets of Thailand, Indonesia, South Korea, and China experienced sizable losses. Bearish sentiment in the region deepened in May, as it became clear Japan would not serve as Asia's growth engine.

     As the six-month period closed, Japan had not yet taken the necessary steps to address problems in its financial system or revive market confidence. Little, if any, progress was made in corporate restructuring and institutional reform,

(logo)   Scudder New Asia Fund, Inc.
Letter to Shareholders
================================================================================

and the nation seemed to have backed away from its goal of "free, fair, and global" capital markets. Despite the economic turmoil, the Nikkei stock index remained relatively stable during the second quarter of 1998, and closed down a mere 1%, in yen terms, thanks, in part, to fund injections from the Japanese government and, in part, to U.S. aid.

     The Nikkei's stability stood in sharp contrast to the market volatility that occurred throughout the rest of Asia, where stock markets moved rapidly to reflect poor short-term economic and earnings prospects. While painful, we believe this market response is a necessary step toward recovery.

Investment Strategy

     Amid the turmoil in the region, our investment strategy continues to be driven by a careful stock selection process that focuses on fast growing, fundamentally attractive companies. We look for excellent management, dominant market positions, a clear competitive advantage, high or improving return-on-equity and strong balance sheets. In our view, these characteristics offer investors relative predictability, value, and profit potential as Asia moves toward recovery.

     Although company-specific characteristics drove our stock selections, we favored companies in pro-active nations with reform-oriented policies. As a result, we shifted assets out of Japan and into the China Block (China, Hong Kong, and Taiwan) beginning in late winter.

     Given our expectation of earnings disappointments, we liquidated all of our Japanese bank holdings in the first calendar quarter, and reduced our exposure in NEC and other Japanese technology companies.

     Contributing positively to portfolio performance was our exposure to cash rich utility and telecommunications companies, such as Hong Kong Telecommunications, Ltd. These businesses boast relatively stable cash flows and good yields -- two extremely important characteristics, given the region's continued volatility and high costs of capital.

     Low cost, well-capitalized, export-oriented manufacturers, such as Nintendo, continued to be an important focus of our portfolio management efforts, as they offered investors good opportunities amid falling Asian currencies.

     While careful stock selection drove our portfolio strategy, several other factors contributed to the Fund's relative outperformance in the first and second quarters: currency hedges on both the Japanese yen and new Taiwan dollar, and the increased use of convertible securities. These tactics helped the Fund outperform its benchmark by a wide margin.

Outlook

     The Asia crisis is far from over, and we anticipate conditions will remain volatile as Japan grapples with severe financial problems and Asia adjusts to much-needed market reforms. Over the long term, however, we believe that "boom" will follow "bust" in the region, and patient investors will be rewarded.

     In our view, superior stock selection will remain essential to portfolio performance. Continuous, in-depth research and sound fundamental analysis will drive our decision-making, as we seek to identify companies that can prosper in an environment of continued social, market, and economic instability.

Year 2000 Issue

     Like other registered investment companies and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by Scudder Kemper Investments, Inc., its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. Scudder Kemper Investments, Inc. has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue,

(logo)   Scudder New Asia Fund, Inc.
Letter to Shareholders
================================================================================

although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board
                               and Director

(logo)   Scudder New Asia Fund, Inc.
Other Information
================================================================================

Investment Manager

     The investment manager of Scudder New Asia Fund, Inc. (the "Fund") is Scudder Kemper Investments, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

     Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

     In addition to the Fund, Scudder also manages the assets of six other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The Korea Fund, Scudder Global High Income Fund, Inc., Scudder New Europe Fund and Scudder Spain and Portugal Fund, Inc. are traded on the New York Stock Exchange.

A Team Approach to Investing

     Scudder New Asia Fund, Inc. is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in the Adviser's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.

     Co-Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan, who has been a member of the Fund's team since its inception in 1987, has 13 years of Pacific Basin research and investment management experience. Theresa Gusman, who became Co-Lead Portfolio Manager in 1997, helps set the Fund's general investment strategies. Ms. Gusman, who joined Scudder in 1995 and the Fund's team in 1996, has 14 years of experience working in the investment industry. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1987 and helps set the Fund's general investment strategies. Mr. Bratt has over 21 years of experience in worldwide investing, including 20 years of experience as a portfolio manager, and has been at Scudder since 1976.

Dividend Reinvestment Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Net Asset Value

     The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

     As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder Kemper Investments, Inc. banner.

(logo)  Scudder New Asia Fund, Inc.
Investment Summary As Of June 30, 1998
-----------------------------------------------------------------
HISTORICAL
INFORMATION                       TOTAL RETURN (%)
LIFE OF FUND       --------------------------------------------
                      MARKET VALUE          NET ASSET VALUE (a)
                   -------------------     --------------------
                               AVERAGE                  AVERAGE
                   CUMULATIVE   ANNUAL     CUMULATIVE    ANNUAL
                   -------------------     --------------------
QUARTERLY           -18.86         --       -18.28          --
FISCAL YEAR TO DATE  -8.39         --        -8.87          --
ONE YEAR            -36.50     -36.50       -37.67      -37.67
THREE YEAR          -34.88     -13.32       -26.98       -9.95
FIVE YEAR           -27.08      -6.12       -11.67       -2.45
TEN YEAR*            79.00       6.00        73.34        5.66

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED JUNE 30, 1998

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1989    1990     1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $12.93   $18.70   $15.68  $15.49  $17.93  $22.44  $16.00  $16.06  $17.26  $10.28
INCOME DIVIDENDS..   $   --   $   --   $  .08  $  .08  $  .08  $  .48  $  .02  $  .02  $  .03  $  .15
CAPITAL GAINS
DISTRIBUTIONS.....   $   --     1.56   $ 1.93  $  .15  $  .52  $   --  $ 5.06  $  .87  $  .37  $  .29
TOTAL RETURN (%)..     4.19    59.40    -2.03     .28   20.28   27.88   -5.41    5.70   10.85  -37.67


(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

(logo)  Scudder New Asia Fund, Inc.
Portfolio Summary As Of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION

Common Stocks      87%
Cash Equivalents    6%
Convertible Bonds   4%
Preferred Stock     2%
Limited Partnership 1%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Geographical breakdown of the Fund's equity securities
--------------------------------------------------------
Hong Kong                 23%
Taiwan                    18%
Japan                     16%
India                     12%
China                      8%
Philippines                8%
Indonesia                  6%
Korea                      3%
Thailand                   2%
Other                      4%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Fund's equity securities
--------------------------------------------------------
Technology                19%
Financial                 17%
Manufacturing             11%
Consumer Staples          10%
Communications             9%
Consumer Discretionary     7%
Durables                   7%
Utilities                  5%
Service Industries         4%
Other                     11%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (25% of Portfolio)

 1.  UNI-CHARM CO., LTD. Leading
     manufacturer of consumer paper
     products in Japan
 2.  NINTENDO CO., LTD. Manufacturer of
     game equipment in Japan
 3.  HOUSING DEVELOPMENT FINANCE CORP.,
     LTD. Provider of housing finance to
     individuals, corporations and developers in India
 4.  PHILIPPINE LONG DISTANCE TELEPHONE CO.
     Provider of telecommunication services
     in the Philippines
 5.  CHEUNG KONG HOLDINGS LTD. Real estate
     company in Hong Kong
 6.  INFOSYS TECHNOLOGIES LTD. Developer
     of financial and industrial software in
     India
 7.  ASUSTEK COMPUTER INC. Manufacturer
     of computer mainboards, audio/video
     cards and network cards in Taiwan
 8.  CLPT HOLDINGS LTD. Electronic power
     holding company in Hong Kong
 9.  HON HAI PRECISION INDUSTRY CO., LTD.
     Manufacturer of electronic
     connectors, cable assemblies and
     memory chips in Taiwan
10.  DELTA ELECTRONICS INDUSTRIAL.
     Manufacturer of power supply
     equipment in Taiwan


(logo)  Scudder New Asia Fund, Inc.
Investment Portfolio As Of June 30, 1998
====================================================================================================

                                                                             Principal      Market
                                                                             Amount(d)     Value($)
----------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 3.9%

UNITED STATES
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75% to be repurchased at $3,442,550 on 7/1/1998, collateralized by a $3,442,000 U.S. Treasury Note, 3.625%, 1/15/2008
 (Cost $3,442,000) ...................................................        3,442,000    3,442,000
                                                                                           ---------
----------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS -- 5.9%

CHINA 1.1%
Qingling Motors Co., 3.5%, 1/22/2002 (Producer of Isuzu light
 duty and pickup trucks and minibuses) ...............................        1,995,000    1,017,450
                                                                                           ---------

HONG KONG 1.4%
Kerry Properties Ltd., 2%, 6/15/2007 (Real estate developer) .........          510,000      438,600
New World Infrastructure Ltd., 5%, 7/15/2001 (Developer
 and manager of toll expressways, roads, tunnels and bridges) ........          499,000      389,220
New World Infrastructure Ltd., 1%, 4/15/2003 .........................          547,000      393,840
                                                                                           ---------
                                                                                           1,221,660

INDONESIA 1.8%
APP Global Finance Ltd., 2%, 7/25/2000 (Producer of pulp and paper) ..          833,000      728,875
Asia Pulp & Paper Company Ltd., Zero Coupon, 11/18/2012
 (Producer of pulp and paper) ........................................        4,213,000      853,133
                                                                                           ---------
                                                                                           1,582,008

JAPAN 0.4%
Konami Co., Ltd., 0.75%, 3/31/2000 (Manufacturer of home-use
 and arcade game software) ........................................... JPY   44,000,000      350,420
                                                                                           ---------

PHILIPPINES 1.2%
Philippino Telephone Corp., 1.75%, 7/17/2006 (Mobile
 telephone services) .................................................        1,397,000    1,061,720
                                                                                           ---------
TOTAL CONVERTIBLE BONDS (Cost $6,678,473) ............................                     5,233,258
                                                                                           ---------
----------------------------------------------------------------------------------------------------
                                                                                Units
                                                                              ---------

LIMITED PARTNERSHIP -- 0.6%

JAPAN
JAFCO #6 Investment Enterprise Partnership (Venture capital
 company)(b) (Cost $773,606) .........................................                1      581,005
                                                                                           ---------


              The accompanying notes are an integral part of the financial statements.


                                                  9



(logo)  SCudder New Asia Fund, Inc.
Investment Portfolio
=======================================================================================================

                                                                                               Market
                                                                                  Shares      Value($)
-------------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 2.3%

PHILIPPINES
Philippine Long Distance Telephone Co. (Telecommunication
 services) (Cost $2,160,656) ..............................................        43,800     2,014,800
                                                                                             ----------
-------------------------------------------------------------------------------------------------------

COMMON STOCKS -- 86.6%

CHINA 7.7%
Beijing Datang Power Generation Co., Ltd. (Owner and
 operator of coal-fired electric power plants) ............................     1,441,000       404,514
China Resources Beijing Land (Real estate holding company) ................     2,257,000       728,252
China Telecommunications* (Telecommunication services) ....................       131,000       228,252
First Tractor Co. (Manufacturer of agricultural tractors) .................     2,558,000       668,553
Guangdong Kelon Electric Holdings, Ltd. (Refrigerator manufacturer) .......     1,017,000       820,373
Harbin Power Equipment Co., Ltd. (Manufacturer of
 electric power generation equipment) .....................................     9,299,000       840,126
Huaneng Power International, Inc., Series "N"* (ADR)
 (Developer and operator of large coal-fired power plants) ................        58,300       783,406
Jiangsu Expressway Co., Ltd. "H" (Builder and manager
 of the Shanghai-Nanjing expressway) ......................................     2,411,000       454,319
Shenzhen Expressway Co. "H" (Highway developer) ...........................     2,228,000       408,332
Shenzhen Fangda Co., Ltd. "B" (Manufacturer of metal
 curtains and walls for shop fronts) ......................................     1,089,720       804,491
Sichuan Expressway Co. (Developer of toll roads, bridges and tunnels) .....     3,603,000       344,117
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ......     2,157,000       361,913
                                                                                             ----------
                                                                                              6,846,648
                                                                                             ----------

HONG KONG 19.9%
CLP Holdings Ltd. (Electric power holding company) ........................       433,000     1,967,166
Cheung Kong Holdings Ltd. (Real estate company) ...........................       465,000     2,292,592
Citic Pacific Ltd. (Diversified holding company) ..........................       336,000       600,620
Cosco Pacific Ltd. (Investment holding company) ...........................     1,320,000       468,508
First Pacific Co., Ltd. (International management and investment company) .     1,006,000       421,980
HSBC Holdings Ltd. (Bank holding company) .................................        53,860     1,320,780
Hong Kong Telecommunications, Ltd. (Telecommunication services) ...........       317,200       593,624
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ......       247,000     1,300,671
Li & Fung Ltd. (Investment holding company, engaged in export trading) ....       974,000     1,571,373
Liu Chong Hing Bank Ltd. (Commercial bank) ................................       238,000       202,736


                The accompanying notes are an integral part of the financial statements.


                                                   10



(logo)  Scudder New Asia Fund, Inc.
Investment Portfolio
=======================================================================================================

                                                                                               Market
                                                                                  Shares      Value($)
-------------------------------------------------------------------------------------------------------

Moulin International Holding Ltd. (Manufacturer of optical products) ......    12,742,760     1,266,382
National Mutual Asia Ltd. (Insurance company) .............................     1,424,000       909,757
New World Development Co., Ltd. (Property investment
 and development, construction and engineering, hotels
 and restaurants, telecommunications) .....................................       406,976       787,899
New World Infrastructure Ltd. (Investment and operation
 of infrastructure projects) ..............................................       126,600       146,240
QPL International Holdings Ltd. (Manufacturer of leadframes
 and integrated circuits) .................................................     2,052,000       397,264
Smartone Telecommunications (Cellular communication services) .............       743,000     1,812,429
VTech Holdings Ltd. (Manufacturer of consumer electronic products) ........       456,000     1,697,935
                                                                                             ----------
                                                                                             17,757,956
                                                                                             ----------

INDIA 11.2%
Aptech Ltd. (Provider of information technology training) .................        52,400       610,818
Digital Equipment (India) Ltd. (Manufacturer of computers and software) ...       321,500     1,010,754
Hero Honda Motors Ltd. (Manufacturer of motorized two wheelers) ...........        47,808       987,168
Housing Development Finance Corp. Ltd. (Housing finance
 provider to individuals, corporations and developers) ....................        35,200     2,484,755
ICICI Banking Corp. (Bank) ................................................       947,600       733,049
Indorama Synthetics (Producer of polyester yarn, fiber and fabric) ........     1,124,600       251,974
Infosys Technologies Ltd. (Financial and industrial software developer) ...        40,200     2,107,419
Mahanagar Telephone Nigam Ltd. (Telecommunication services
 in Delhi and Bombay) .....................................................       171,800       722,857
Mahindra & Mahindra Ltd. (Manufacturer of automobiles,
 farm equipment and automotive components) ................................            50           254
NIIT Ltd. (Designer and distributor of computer software) .................        34,000     1,139,080
                                                                                             ----------
                                                                                             10,048,128
                                                                                             ----------

INDONESIA 3.6%
Indah Kiat Pulp & Paper (Foreign registered)
 (Producer of pulp and paper) .............................................     5,577,500     1,075,525
Indonesia Satellite Corp. (ADR) (International
 telecommunication services) ..............................................        80,200       892,225
PT Astra International, Inc. (Distributor of automobiles
 and related parts) .......................................................    11,155,500       761,468
PT Indorama Synthetics (Foreign registered) (Producer
 of polyester yarn, fiber and fabric) .....................................     6,039,000       474,051
                                                                                             ----------
                                                                                              3,203,269
                                                                                             ----------

JAPAN 14.3%
Fuji Photo Film Co., Ltd. (Leading film and camera manufacturer) ..........        25,000       874,240
Honda Motor Co., Ltd. (Leading automobile and motorcycle manufacturer) ....        48,000     1,716,768
Konami Co., Ltd. (Manufacturer of home-use and arcade game software) ......        12,000       259,340
Nintendo Co., Ltd. (Game equipment manufacturer) ..........................        29,400     2,735,230
Nomura Securities Co., Ltd. (Financial advisor,
 securities broker and underwriter) .......................................        57,000       666,486


                The accompanying notes are an integral part of the financial statements.


                                                   11

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

(logo)  Scudder New Asia Fund, Inc.
Investment Portfolio
=======================================================================================================

                                                                                               Market
                                                                                  Shares      Value($)
-------------------------------------------------------------------------------------------------------

Ryohin Keikaku Co., Ltd. (Wholesaler and retailer of clothing,
 household goods and foodstuffs) ......................................            15,000     1,444,396
Sony Corp. (Consumer electronic products manufacturer) ................            17,800     1,540,038
Sumitomo Electric Industries, Ltd. (Leading manufacturer
 of electric wires and cables) ........................................            60,000       609,470
Uni-Charm Co., Ltd. (Leading manufacturer of consumer
 paper products) ......................................................            78,000     2,902,690
                                                                                             ----------
                                                                                             12,748,658
                                                                                             ----------

KOREA 2.4%
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) (c) ........            18,240       613,385
Samsung Display Devices Co. (Leading manufacturer of CRT
 and picture tubes) ...................................................            30,575       835,078
Sindo Ricoh Co. (Manufacturer of office equipment) ....................            26,780       729,477
                                                                                             ----------
                                                                                              2,177,940
                                                                                             ----------

MALAYSIA 1.4%
Kuala Lumpur Kepong Berhad (Producer of palm products,
 natural rubber and cocoa) ............................................           429,000       692,561
United Plantations Berhad (Cultivation and processing
 of oil palm, copra and cocoa) ........................................           718,000       543,225
                                                                                             ----------
                                                                                              1,235,786
                                                                                             ---------

PHILIPPINES 4.4%
Ayala Land, Inc. (Real estate and land developer) .....................         3,054,000       878,849
Bank of the Philippine Islands (Commercial bank) ......................           218,000       444,365
C & P Homes, Inc.* (Home construction company) ........................         7,777,300       391,663
First Philippine Holdings Corp. "B" (Holding company involved in electric power distribution, construction services and
 passenger bus transportation) ........................................         1,497,480     1,005,502
International Container Terminal Services, Inc.
 (Containerized cargo handling firm) ..................................         7,155,625       815,089
Philippine Long Distance Telephone Co. (Telecommunication services) ...            16,000       364,508
                                                                                             ----------
                                                                                              3,899,976
                                                                                             ----------

SINGAPORE 1.1%
Natsteel Electronics Ltd. (Manufacturer of computer peripheral,
 telecommunication and network products) ..............................           580,000       974,703
                                                                                             ----------

TAIWAN 17.1%
ASE Test Ltd.* (Testing services to semiconductor manufacturers) ......            50,100     1,553,100
Acer Peripherals, Inc. (Developer and distributor of
 computer peripherals) ................................................         1,136,055     1,309,288
Asustek Computer Inc. (Manufacturer of computer mainboards,
 audio/video cards and network cards) .................................           245,250     2,005,653
Bank SinoPac (Commercial bank) ........................................         1,481,000       711,180


                The accompanying notes are an integral part of the financial statements.


                                                   12

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

(logo)  SCudder New Asia Fund, Inc.
Investment Portfolio
=======================================================================================================

                                                                                               Market
                                                                                  Shares      Value($)
-------------------------------------------------------------------------------------------------------

China Development Corp. (Leading venture capital firm and
 investment bank) .....................................................             5,975        13,824
Compeq Manufacturing Co., Ltd. (Manufacturer of multi-layer
 double-sided printed circuit boards) .................................           217,000     1,155,717
Delta Electronics, Inc. (Manufacturer of power supply equipment) ......           555,185     1,858,130
Gold Circuit Electronics Ltd. (Manufacturer of double-sided
 and multi-layer circuit boards) ......................................            83,500       281,893
Hon Hai Precision Industry Co., Ltd.* (Manufacturer of electronic
 connectors, cable assemblies and memory chips) .......................           373,000     1,888,855
Kang Na Hsiung Enterprise (Manufacturer of sanitary paper products) ...           763,750       922,444
Pacific Construction Co. (Land development and public works
 construction) ........................................................         1,858,140       903,099
Synnex Technology International Corp. (GDR) (Distributor
 of personal computers and peripherals) ...............................           203,000       877,330
Taishin International Bank (Commercial bank) ..........................         1,492,000       877,123
Taiwan Liton Electronic Co., Ltd. (Manufacturer of electronic
 components and power supplies) .......................................           469,200       942,210
                                                                                             ----------
                                                                                             15,299,846
                                                                                             ----------

THAILAND 1.8%
PTT Exploration and Production Co., Ltd. (Foreign registered)
 (Petroleum refinery)(b) ..............................................           192,900     1,462,750
Thai Farmers Bank PCL (Foreign registered) (Commercial bank)(b) .......           146,300       129,139
                                                                                             ----------
                                                                                              1,591,889
                                                                                             ----------

UNITED STATES 1.7%
Freeport McMoRan Copper & Gold, Inc. "A" (Mining company
 operating in Indonesia) ..............................................           106,400     1,516,200
                                                                                             ----------
TOTAL COMMON STOCKS (Cost $92,805,656) ................................                      77,300,999
                                                                                             ----------
-------------------------------------------------------------------------------------------------------

PUT -- PURCHASED -- 0.7%

JAPAN 0.7%
Put on Japanese Yen, strike price 123.55, expire 8/6/1998
 (Cost $159,235) ...................................................... JPY   751,106,000       643,405
                                                                                             ----------
-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $106,019,626) (a) ..........                      89,215,467
                                                                                             ==========


                The accompanying notes are an integral part of the financial statements.


                                                   13

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
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

(logo)  Scudder New Asia Fund, Inc.
Investment Portfolio
=====================================================================================================


-----------------------------------------------------------------------------------------------------


*    Non-income producing security.

(a)  The cost for federal income tax purposes was $106,074,989. At June 30, 1998, net unrealized depreciation for all securities based on tax cost was $16,859,522. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,949,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $24,809,345.

(b)  Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,786,279 (3.08% of net assets). Their values have been estimated by the
     Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated
     $3,315,983. These securities may also have certain restrictions as to resale.

(c)  Security that has met the foreign-ownership limitation valued at a premium in good faith by the
     Valuation Committee of the Board of Directors. The cost of the security at June 30, 1998 was
     $622,466. The aggregate premium ($99,224) over the local share price ($514,161) for the security valued by the Valuation Committee was approximately 0.11% of the Portfolio's net assets at
     June 30, 1998.

(d)  Principal amount is stated in U.S. dollars unless otherwise noted.

     At June 30, 1998, the outstanding written option was as follows (Note A):

                                         Principal       Expiration        Strike        Market
     Call Option                       Amount (JPY)         Date            Price        Value($)
     -------------------------------   ----------------------------------------------------------
      Japanese Yen (Premium
         received $159,235) ........   751,106,000         8/6/98        JPY 117.37        240

 CURRENCY ABBREVIATIONS
---------------------------------------------------------------------------------
 JPY     Japanese Yen
 TWD     Taiwanese Dollar
 USD     United States Dollar

     Transactions in written options during the six months ended June 30, 1998 were:

                                     Options on Currencies
                                --------------------------------
                                 Japanese Yen         Premiums
                                    (000's)         Received ($)
                                --------------------------------
     Outstanding at
        December 31, 1997 .....         --                  --
        Written ...............  1,359,050             288,119
        Closed ................   (607,944)           (128,884)
                                --------------------------------
     Outstanding at
        June 30, 1998 .........    751,106             159,235
                                 =========            ========


               The accompanying notes are an integral part of the financial statements.


                                                  14

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
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

(logo)  Scudder New Asia Fund, Inc.
Financial Statements
===========================================================================================

-------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
-------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $105,860,391) .....................   $ 88,572,062
Purchased options, at market (cost $159,235) ..............................        643,405
Cash ......................................................................            421
Foreign currency, at value (cost $1,311,202) ..............................      1,315,847
Receivable for investments sold ...........................................        589,232
Dividends and interest receivable .........................................        418,003
Foreign taxes recoverable .................................................         10,940
Unrealized appreciation on forward currency exchange contracts ............        321,797
Other assets ..............................................................          2,725
                                                                              ------------
Total assets ..............................................................     91,874,432

LIABILITIES
Payable for investments purchased .........................................      1,051,188
Written options, at value (premiums received $159,235) ....................            240
Accrued management fee ....................................................         91,152
Other payables and accrued expenses .......................................        241,333
                                                                              ------------
Total liabilities .........................................................      1,383,913
                                                                              ------------
Net assets, at market value ...............................................   $ 90,490,519
                                                                              ============

NET ASSETS
Net assets consist of:
Undistributed net investment income .......................................        399,981
Net unrealized appreciation (depreciation) on:
Investments ...............................................................    (16,804,159)
Written options ...........................................................        158,995
Foreign currency related transactions .....................................        314,666
Accumulated net realized loss .............................................    (12,783,722)
Paid-in capital ...........................................................    119,204,758
                                                                              ------------
Net assets, at market value ...............................................   $ 90,490,519
                                                                              ============
NET ASSET VALUE per share ($90,490,519 / 8,804,757 shares of common stock
  issued and outstanding, 50,000,000 shares authorized, $.01 par value) ...   $      10.28
                                                                              ============


         The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------

                                            15

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
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

(logo)  Scudder New Asia Fund, Inc.
Financial Statements
========================================================================================

----------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998
----------------------------------------------------------------------------------------

INVESTMENT INCOME

Income:
Dividends (net of taxes withheld of $90,644) ............................   $   911,580
Interest ................................................................       454,845
                                                                            -----------
                                                                              1,366,425

Expenses:
Management fee ..........................................................       621,354
Custodian and accounting fees ...........................................       213,666
Directors' fees and expenses ............................................        25,083
Reports to shareholders .................................................        18,451
Auditing ................................................................        42,840
Services to shareholders ................................................        22,299
Legal ...................................................................        10,873
Other ...................................................................        11,878
                                                                            -----------
                                                                                966,444
                                                                            -----------
Net investment income ...................................................       399,981
                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS Net
realized gain (loss) from:
Investments (net of India tax $327,608) .................................    (4,488,680)
Written options .........................................................        82,072
Foreign currency related transactions ...................................       269,814
                                                                            -----------
                                                                             (4,136,794)
                                                                            -----------

Net unrealized appreciation (depreciation) during the period on:
Investments (net of India tax $(132,379)) ...............................    (5,068,050)
Written options .........................................................       158,995
Foreign currency related transactions ...................................      (108,972)
                                                                            -----------
                                                                             (5,018,027)
                                                                            -----------
Net gain (loss) on investment transactions ..............................    (9,154,821)
                                                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $(8,754,840)
                                                                            ===========


         The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------

                                            16

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
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

(logo)  Scudder New Asia Fund, Inc.
Financial Statements
===============================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------
                                                                  SIX MONTHS
                                                                    ENDED          YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                    1998             1997
-----------------------------------------------------------------------------------------------
Operations:
Net investment gain (loss) ....................................  $   399,981     $   (406,156)
Net realized gain (loss) from investment transactions .........   (4,136,794)      (2,308,757)
Net unrealized appreciation (depreciation) on investment
transactions during the period ................................   (5,018,027)     (27,141,791)
                                                                 -----------     ------------
Net increase (decrease) in net assets resulting
from operations ...............................................  (8,754,840)     (29,856,704)
                                                                 -----------     ------------
Distributions to shareholders:
In excess of net investment income ............................           --       (1,577,342)
                                                                 -----------     ------------
In excess of net realized gain from investment transactions ...           --       (3,417,049)
                                                                 -----------     ------------
Reinvestment of distributions .................................      379,191          353,577
                                                                 -----------     ------------
INCREASE (DECREASE) IN NET ASSETS .............................   (8,375,649)     (34,497,518)
Net assets at beginning of period .............................   98,866,168      133,363,686
                                                                 -----------     ------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $399,981 for June 30, 1998) ..............  $90,490,519     $ 98,866,168
                                                                 ===========     ============

OTHER INFORMATION

INCREASE IN FUND SHARES

Shares outstanding at beginning of period .....................    8,764,601        8,737,037
Shares issued to shareholders in reinvestment
 of distributions .............................................       40,156           27,564
                                                                 -----------     ------------
Shares outstanding at end of period ...........................    8,804,757        8,764,601
                                                                 ===========     ============


            The accompanying notes are an integral part of the financial statements.



                                               17

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
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

(logo)  Scudder New Asia Fund, Inc.
Financial Highlight
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
 THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE
 INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                     YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 1998     1997       1996      1995        1994       1993
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE

 Net asset value, beginning of period ............   $11.28        $ 15.26    $ 15.29    $17.44    $ 25.06      $14.73
                                                     ------        -------    -------    ------    -------      ------
 Income from investment operations:
 Net investment income (loss) ....................      .05           (.05)      (.04)     (.01)       .05         .10
 Net realized and unrealized gain (loss)
  on investments .................................    (1.05)         (3.36)       .36      (.47)     (3.21)      10.63
                                                     ------        -------    -------    ------    -------      ------

 Total from investment operations ................    (1.00)         (3.41)       .32     (.48)      (3.16)      10.73
                                                     ------        -------    -------    ------    -------      ------
 Dilution resulting from rights offering .........       --             --         --        --       (.03)         --
                                                     ------        -------    -------    ------    -------      ------
 Less distributions:
 From net investment income ......................       --             --         --        --         --        (.15)
 In excess of net investment income ..............       --           (.18)      (.02)       --       (.23)       (.17)
 From net realized gains on investments ..........       --             --       (.33)    (1.51)     (4.20)         --
 In excess of net realized gains on investments ..       --           (.39)        --      (.16)        --        (.08)
                                                     ------        -------    -------    ------    -------      ------
 Total distributions .............................       --           (.57)      (.35)    (1.67)     (4.43)       (.40)
                                                     ------        -------    -------    ------    -------      ------
 Net asset value, end of period ..................   $10.28          11.28      15.26    $15.29      17.44      $25.06
                                                     ======        =======    =======    ======    =======      ======
 Market value, end of period .....................   $ 8.88        $  9.69    $ 12.50     14.50      16.16(c)   $27.38
                                                     ======        =======    =======    ======    =======      ======
 TOTAL RETURN
 Per share market value (%) ......................    (8.39)**     $(18.05)    (11.56)     (.66)    (25.10)      95.71
 Per share net asset value (%) (b) ...............    (8.87)**      (21.89)      2.46     (2.96)    (11.67)      73.32
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ($ millions) ..........       90             99        133       133        147         178
 Ratio of operating expenses to average net
  assets (%) .....................................     1.90*          1.90       1.87      1.74       1.67        1.71
 Ratio of net investment income (loss) to
  average net assets (%) .........................      .78*          (.31)      (.27)     (.07)       .21         .56
 Portfolio turnover rate (%) .....................    103.9*         116.6       88.5      58.1       81.6        10.3


(a)  Based on monthly average shares outstanding during the period.
(b)  Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.
(c)  Market value of $20.38 has been reduced to reflect a distribution of $4.22 per share payable on January 17, 1995, relating to a due bill which entitles individuals who purchased shares prior to January 18, 1995, the ex date of the dividend, to be reimbursed by the seller in the amount of the distribution.
*    Annualized
**   Not annualized

------------------------------------------------------------------------------------------------------------------------

                                                           18

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

(logo)  Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment
Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.
The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc.
("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period the Fund purchased put options and wrote call options on Japanese Yen as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

                                       19

(logo)  Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii)purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset

(logo)  Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $8,035,155 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Net realized gains of the Fund derived in India are subject to certain non U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date except in situations where, under New York Stock Exchange rules, the ex-dividend date is deferred until after the payment date.

B. Purchases and Sales of Securities

For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $50,543,146 and $49,290,409, respectively.

(logo)  Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser shall provide certain administrative services in accordance with the Management Agreement. The management fee payable under the agreement is equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. For the six months ended June 30, 1998, the fee pursuant to this agreement amounted to $621,354, which is equivalent to an annual effective rate of 1.21% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $54,103, of which $9,290 is unpaid at June 30, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, provides shareholder communications services for the Fund. For the six months ended June 30, 1998 the amount charged by SSC aggregated $7,500, of which $1,250 is unpaid at June 30, 1998.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Directors' fees and expenses aggregated $25,083.

D. Commitments
As of June 30, 1998, the Fund had entered into the following foreign currency exchange contracts resulting in net unrealized appreciation of $321,797.

                                                                                                 Net Unrealized
                                                                                                  Appreciation
                                                                               Settlement        (Depreciation)
            Contracts to Deliver                  In Exchange For                 Date               (U.S.$)
      ---------------------------------   ---------------------------------   --------------   --------------------
      TWD                  337,011,823    USD                    9,920,897       11/18/98           321,797
                                                                                               ============

(logo)  Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================

E. Investing in Foreign Markets

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies. Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

(logo)  Scudder New Asia Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at June 30, 1998, and the results of its operations for the period then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 14, 1998

(logo)   Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent. Note that the Fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders   who  do  not   participate   in  the  Plan  will  receive  all
distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or

(logo)   Scudder New Asia Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200,
(617) 328-5000, ext. 6406.

(logo)   Scudder New Asia Fund, Inc.
Directors and Officers
================================================================================

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

PAUL BANCROFT III
    Director

ROBERT J. CALLANDER
    Director

THOMAS J. DEVINE
    Director

WILLIAM H. GLEYSTEEN, JR.
    Director

DR. WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

KATHRYN L. QUIRK*
    Director, Vice President and Assistant Secretary

JAMES W. MORLEY
    Honorary Director

ROBERT G. STONE, JR.
    Honorary Director

ELIZABETH J. ALLAN*
    Vice President

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

THERESA GUSMAN*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

JOHN R. HEBBLE*
    Treasurer

THOMAS F. McDONOUGH*
    Vice President and Secretary

CAROLINE PEARSON*
    Assistant Secretary

JAMES DiBIASE*
    Assistant Treasurer


* Scudder Kemper Investments, Inc.

                               (blank back cover)